Subsequent Events	12 Months Ended
Dec. 31, 2015
Subsequent Events [Abstract]
Subsequent Events
19.	SUBSEQUENT EVENTS

New investment

In January 2016, the Company invested $7,000 into Xish International Limited for preferred shares. The Company is in the process of evaluating the accounting treatment for this investment on its consolidated financial statements.

Newly issued share options

In March 2016, the Company granted 2,585,860 share options to its executives with an exercise price of $0.0002 per share, with the vesting period of 4 years. The fair value was estimated approximately $5.62 per share. The total compensation expense relating to the options was approximately $14,533.